UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 6, 2006

                                  BIOMET, INC.
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             (Exact name of registrant as specified in its charter)

           Indiana                     0-12515                  35-1418342
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)

      56 East Bell Drive
         Warsaw, Indiana                                             46582
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (574) 267-6639
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Form 8-K is being filed to provide the information set forth in Biomet, Inc.'s April 6, 2006 press release, a copy of which is attached hereto as
Exhibit 99.1 and is incorporated by reference herein.

Exhibit 99.1 attached hereto is furnished pursuant to Item 8.01, "Other Events".

Item 9.01.  Financial Statements and Exhibits.

Exhibit 99.1   Press Release issued April 6, 2006


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BIOMET, INC.

Date: April 7, 2006              By: /s/ Daniel P. Hann
                                     ---------------------------
                                     Name:  Daniel P. Hann
                                     Title: Interim President and Chief
                                            Executive Officer


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Exhibit Index

Exhibit 99.1      Press Release issued April 6, 2006